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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF
                                      1934

                                 JULY 18, 2002
                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

                     THE PNC FINANCIAL SERVICES GROUP, INC.
             (Exact name of registrant as specified in its charter)

                         COMMISSION FILE NUMBER 1-9718

                                  PENNSYLVANIA
                        (State or other jurisdiction of
                         incorporation or organization)
                                   25-1435979
                                (I.R.S. Employer
                              Identification No.)

                                 ONE PNC PLAZA
                                249 FIFTH AVENUE
                      PITTSBURGH, PENNSYLVANIA 15222-2707
                    (Address of principal executive offices)
                                   (Zip Code)

                                 (412) 762-1553
              (Registrant's telephone number, including area code)

         (Former name or former address, if changed since last report)

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ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE.

     On July 18, 2002, The PNC Financial Services Group, Inc. ("PNC") announced that it had entered into a written agreement with the Federal Reserve Bank of Cleveland ("Federal Reserve") and that its principal subsidiary, PNC Bank, National Association ("PNC Bank"), had entered into a written agreement with the Office of the Comptroller of the Currency ("OCC"). These agreements (together, the "Regulatory Agreements") address such issues as risk, management and financial controls.

     On the same date, the Securities and Exchange Commission ("SEC"), with PNC's consent, entered an Order Instituting Public Administrative Proceedings Pursuant to Section 8A of the Securities Act of 1933 and 21C of the Securities Exchange Act of 1934, Making Findings and Imposing Cease-and-Desist Order ("Commission Order") in connection with three 2001 transactions that gave rise to a financial statement restatement announced by PNC on January 29, 2002. In consenting to the entry of the Commission Order and the SEC's jurisdiction, PNC did not admit or deny the SEC's findings.

     The Regulatory Agreements are filed herewith as Exhibits 99.1 and 99.2, the Commission Order is filed herewith as Exhibit 99.3 and these three exhibits are incorporated herein by reference. The foregoing description of the Regulatory Agreements and the Commission Order is qualified in its entirety by reference to the text of the Regulatory Agreements and the Commission Order. PNC's press release relating to the execution of the Regulatory Agreements and the entry of the Commission Order is filed herewith as Exhibit 99.4.

     As described under the caption "Supervision and Regulation" in Item 1 of PNC's Annual Report on Form 10-K for the year ended December 31, 2001 ("2001 Form 10-K"), PNC is registered with the Board of Governors of the Federal Reserve System ("FRB") as a financial holding company and PNC Bank has filed a financial subsidiary certification with the OCC, which registration and certification provide PNC and PNC Bank with certain advantages in regulatory procedures and powers pursuant to provisions of the Gramm-Leach-Bliley Act (the "GLB Procedures and Powers"). As a result of regulatory, supervisory and examination activities, PNC and PNC Bank have been advised by the FRB and the OCC, respectively, that PNC and PNC Bank no longer satisfy financial holding company and financial subsidiary requirements for purposes of the GLB Procedures and Powers. Applicable regulations contemplate that PNC and PNC Bank will enter into agreements with the Federal Reserve and the OCC, respectively, that require that certain corrective actions be taken within a 180 day period from receipt of the notices or such longer period as may be permitted by the applicable agency. During the interim, PNC is unable to engage in new activities or make new investments in reliance on the GLB Procedures and Powers without prior approval of the FRB, and PNC and PNC Bank may be subject to limitations on the conduct of their activities. The failure to satisfy the requirements of the anticipated agreements could result in PNC's loss of the GLB Procedures and Powers and additional consequences described in the 2001 Form 10-K. The potential impact of these consequences is primarily on the conduct of existing merchant banking, securities underwriting and dealing, and insurance activities that in large part can be addressed through alternative means of conducting these activities and that in any event is not expected to be material to PNC's consolidated business.

     As a result of entering into the Regulatory Agreements, PNC and PNC Bank are required to obtain approval of the Federal Reserve and the OCC, respectively, prior to adding new directors or employing new senior executive officers, and are prohibited from making "golden parachute payments" as defined in applicable regulations without prior regulatory approval. PNC also will be subject to increases in deposit insurance premium assessments and regulatory examination fees payable by PNC Bank and in noninterest expenses for the cost of compliance with the Regulatory Agreements.

     There also are collateral consequences from entry of the Commission Order, including the loss of "safe harbor" protection for forward-looking statements under the Private Securities Litigation Reform Act, the need to disclose the existence of the Commission Order to customers, regulators, investors and other constituencies, and the potential for restrictions upon the licenses, registrations, and regulatory approvals of PNC's subsidiaries engaged in broker-dealer and other regulated financial businesses and to impact the status of PNC's subsidiaries as government contractors. The potential restrictions are considered unlikely to be imposed. Nonetheless, the Regulatory Agreements, the Commission Order and the applicable provisions of law and regulation related to the GLB Procedures and Powers, together with the reputational impact and increased litigation risks created by these matters, could have a material adverse effect on the conduct, growth and profitability of PNC's operations, as well
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as consequences to PNC in such areas as business generation and retention, the ability to attract and retain management, funding and liquidity that cannot be predicted at this time.

     This Form 8-K and other statements by PNC contain forward-looking statements with respect to the impact of the legal, regulatory and supervisory matters described above on PNC's business operations and performance. Forward-looking statements are based on PNC's current expectations and are subject to numerous assumptions, risks and uncertainties. Forward-looking statements speak only as of the date they are made, and PNC assumes no duty to update them. In addition to factors mentioned in this Form 8-K or previously disclosed in PNC's SEC reports (accessible on the SEC's website at http://www.sec.gov), the following factors, among others, could cause actual results to differ materially from forward-looking statements or historical performance: (1) the examination process and regulators' future use of associated supervisory tools; (2) PNC's failure to satisfy the requirements of the recent and anticipated agreements with the Federal Reserve and the OCC; (3) the impact of reputational risk created by the developments on such matters as business generation and retention, funding and liquidity; and (4) further supervisory or enforcement actions of government agencies.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

     (c) Exhibits.

        The exhibits listed on the Exhibit Index on page 5 of this Form 8-K are filed herewith.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          THE PNC FINANCIAL SERVICES GROUP, INC.
                                          (Registrant)

    Date: July 18, 2002                                By: /s/ ROBERT L. HAUNSCHILD
                                                       --------------------------------------------------------
                                                           Robert L. Haunschild
                                                           Senior Vice President
                                                           and Chief Financial Officer

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                                 EXHIBIT INDEX

EXHIBIT NUMBER                           DESCRIPTION
--------------                           -----------
     99.1        Agreement between The PNC Financial Services Group, Inc. and
                 Federal Reserve Bank of Cleveland. Filed herewith.
     99.2        Form of Agreement between PNC Bank, National Association and
                 Office of the Comptroller of the Currency. Filed herewith.
     99.3        Form of Order of the Securities and Exchange Commission
                 Instituting Public Administrative Proceedings Pursuant to
                 Section 8A of the Securities Act of 1933 and 21C of the
                 Securities Exchange Act of 1934, Making Findings and
                 Imposing Cease-and-Desist Order. Filed herewith.
     99.4        Press Release dated July 18, 2002. Filed herewith.

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